EXHIBIT 10.3
                                                     ------------



                           CADIZ INC.

                      AMENDED AND RESTATED

              1998 NON-QUALIFIED STOCK OPTION PLAN


1.   PURPOSE
     -------

     The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options.

     It is intended that Options issued pursuant to this Plan shall constitute non-qualified stock options ("NQSOs") as described in Treasury Regulation Section 1.83-7 to which Section
421 does not apply.

     Capitalized terms not defined in the text are defined in
Section 20.

2.   SHARES SUBJECT TO THE PLAN
     --------------------------

     2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 14, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 792,500 Shares; provided, however, that the total number of options granted under the Plan, when combined with the total number of options granted (and not subsequently cancelled) by the Company under its 1996 Stock Option Plan, shall at no time exceed 4,000,000. Subject to Sections 2.2 and 14, Shares reserved for issuance pursuant to Options granted under this Plan shall again be available for grant and issuance, in connection with future Options under the Plan, that: (a) are subject to issuance upon exercise of an Option, but cease to be subject to such Option for any reason other than exercise of such Option, or (b) are subject to an Option that otherwise terminates without such Shares being issued and for which the participant did not receive any benefits of ownership.

     2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan, and (b) the Exercise Prices of and number of Shares subject to outstanding Options, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued, but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3.   ELIGIBILITY
     -----------

     3.1 ELIGIBILITY OF EMPLOYEES, CONSULTANTS AND INDEPENDENT CONTRACTORS; NON-ELIGIBILITY OF INSIDERS. NQSOs may be granted to employees, consultants, independent contractors and advisers of the Company or any Subsidiary or Affiliate of the Company (other than Insiders, who shall not be eligible to receive Options under the Plan); provided, however, that such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.   ADMINISTRATION.
     --------------

     4.1 COMMITTEE AUTHORITY. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

          (a)  construe and interpret the Plan, any Option
     Agreement and any other agreement or document executed pursuant to the Plan;

          (b)    prescribe, amend and rescind rules and
       regulations relating to the Plan;

          (c)  select persons to receive Options;

          (d)  determine the form and terms of Options;

          (e)    determine the number of Shares or other
       consideration subject to Options;

          (f) determine whether Options will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or any other incentive or compensation plan of the Company or any Subsidiary or Affiliate of the Company;

          (g)    grant waivers of Plan or Option conditions;

          (h) determine the vesting, exercisability and payment of Options and to accelerate the vesting and/or exercisability of Options, as provided herein;

          (i) correct, any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option or any Option Agreement;

          (j)    determine whether an Option has been earned;
       and

          (k) make all other determinations necessary or advisable for the administration of the Plan.

     4.2 COMMITTEE DISCRETION. Any determination permitted to be made by the Committee under the Plan with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of the Plan or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option under the Plan.

     4.3 COMPOSITION OF COMMITTEE. The Committee shall be comprised of either (i) at least two members of the Board; or
(ii) the Board acting as the Committee.

5.   GRANT AND EXERCISE OF OPTIONS
     -----------------------------

     5.1 GRANT OF OPTIONS. Except as otherwise limited herein, the Committee may grant Options to eligible persons pursuant to this Section 5.1 and shall determine the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

       5.1.1 FORM OF OPTION GRANT. Each Option granted shall be evidenced by an Option Agreement, which shall expressly identify the Option as an NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant receiving an Option) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan. The Committee may in its discretion include in any NQSO granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) following the date the NQSO is granted.

       5.1.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of such Option.

       5.1.3 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however that no Option shall be exercisable after the expiration of ten
(10) years from the date the Option is granted.

       5.1.4 EXERCISE PRICE. The Exercise Price shall be determined by the Committee when an Option is granted and may be not less than the greater of (i) 100% of the Fair Market Value of the Shares on the date of grant, or (ii) the par value of the Shares. Payment for the Shares purchased may be made in accordance with Section 6 of the Plan.

       5.1.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant receiving an Option pursuant to the Plan), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent, access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

       5.1.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than ninty (90) days after the Termination Date, but in any event, no later than the expiration date of the Options.

          (b) If the Participant is terminated because of death or Disability, then the Participant's Options may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date (whether through prior vesting or accelerated vesting pursuant to Section 5.2.3 of the Plan), and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than one hundred eighty (180) days after the Termination Date, but in any event no later than the expiration date of the Options.

       5.1.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

       5.1.8 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted.

     5.2  ACCELERATED VESTING.

       5.2.1 The Committee shall have the authority to accelerate the exercisability of Options granted pursuant to the terms of this Plan.

       5.2.2 Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Options shall become fully exercisable as of the date such Change in Control occurred or the Committee determines that an Acceleration Event has occurred.

       5.2.3 Notwithstanding anything herein to the contrary, any Options granted under the Plan, the vesting of which are conditioned solely upon the passage of time and continued employment of the Option holder, shall be accelerated and shall be immediately exercisable upon the death or disability of such Option holder (subject only to the limitations on exercise set forth in Section 5.1.6 of the Plan).

6.   PAYMENT FOR SHARE PURCHASES
     ---------------------------

     6.1  PAYMENT.  Payment for Shares purchased pursuant to the
Plan may be made in cash (by check or equivalent) or, where
expressly approved by the Committee and permitted by law by:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of Rule 144 of the Securities Act; or were obtained by Participant in the public market; and, (2) are clear of all liens, claims, encumbrances or security interests;

          (c) by waiver of compensation due or accrued to Participant for services rendered;

          (d) provided that a public market for the Company's stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws:

               (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (ii) through a "margin" commitment from the Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (e)  by any combination of the foregoing.

     Notwithstanding the foregoing, if the payment for Shares purchased pursuant to the Plan with respect to the exercise of any Options by a Participant who has a deferral election in effect under the Company's Deferred Compensation Plan (the "Deferral Plan") is paid solely by surrendering Common Stock (which meets the requirements set forth in the Deferral Plan), the Company shall deliver to the trustee of the trust, if any, established under the Deferral Plan, a certificate or certificates representing such number of shares of

Common Stock determined by dividing (i) the excess of
(A) the Fair Market Value of the shares of Common Stock purchased pursuant to such Option exercise, over (B) the aggregate exercise price of the shares of Common Stock purchased, by (ii) the Fair
Market Value of one share of Common Stock. In addition, as soon as practicable after receipt of the shares of Common Stock representing the Option exercise price, the Company shall deliver to the Participant a certificate or certificates representing shares with a Fair Market Value equal to the aggregate option exercise price paid. For purposes of the foregoing, the exercise of any Option will be deemed to have occurred at 5:00 p.m. Pacific Standard time on the immediately preceding business day and Fair Market Value shall be determined as of such time.

7.   WITHHOLDING TAXES
     -----------------

     7.1 TAX WITHHOLDING. The Company may withhold, at the election of the Participant, from Common Stock to be issued or cash to be paid under the Plan, the number of shares of Common Stock having a Fair Market Value equal to, or cash in the amount of, or a combination of shares and cash equal to, the amount of tax required by any governmental authority to be withheld to cover any applicable withholding and employment taxes; provided, however, that in the event a deferral election is in effect with respect to the shares of Common Stock deliverable upon exercise of an Option, then the Participant may elect to have any such withholding made from the Common Stock tendered to exercise such Option. Alternatively, a Participant may pay to the Company the amount of cash required to be withheld in lieu of any withholding of distribution under the Plan.

8.   PRIVILEGES OF STOCK OWNERSHIP
     -----------------------------

     8.1 VOTING AND DIVIDENDS. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

     8.2 FINANCIAL STATEMENTS. The Company shall provide financial statements to each Participant annually during the period such Participant has Options outstanding, provided, however, that the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

9.   TRANSFERABILITY
     ---------------

     Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto. During the lifetime of the Participant, an Option shall be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

10.  CERTIFICATES
     ------------

     All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

11.  EXCHANGE AND BUYOUT OF OPTIONS
     ------------------------------

     The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

12.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE
     ----------------------------------------------

     An Option shall not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

13.  NO OBLIGATION TO EMPLOY
     -----------------------

     Nothing in the Plan or any Option granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company, or any Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

14.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE
     ------------------------------------------

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of its Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a

Participant to receive upon exercise thereof (and, if relevant, for the same aggregate cash consideration), the same total number and class of shares as such Participant would have received had such Participant exercised such Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

     After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled to receive upon exercise of such Option (subject to any required action by stockholders of the Company) in, lieu of the number of Shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled to receive upon exercise of such Option in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that: (x) notice of such cancellation shall be given to each holder of an Option, and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

     Except as expressly provided above, the issue by the Company of shares of stock of any class, securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding Options.

15.  ADOPTION
     --------

     The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date").

16.  TERM OF PLAN
     ------------

     The Plan will terminate ten (10) years from the Effective Date.

17.  AMENDMENT OR TERMINATION OF PLAN
     --------------------------------

     The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that no termination or amendment to this Plan may, without the consent of the holder of an outstanding Option, terminate such Option or materially adversely affect the rights of the holder under such Option.

18.  NONEXCLUSIVITY OF THE PLAN
     --------------------------

     Neither the adoption of the Plan by the Board nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

19.  GOVERNING LAW
     -------------

     The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

20.  DEFINITIONS
     -----------

     As used in the Plan, the following terms shall have the following meanings:

     "ACCELERATION EVENT" means but is not limited to, any Change of Control of the Company or other event determined in the discretion of the Committee.

     "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with" means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE IN CONTROL" means the occurrence of any of the following events:

     (a) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

     (b) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

     (c) upon the approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation, which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of

Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of liquidation or dissolution of the Company;

     (d) if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (e) if the Board of Directors or any designated committee determines, in its sole discretion, that any person (such as that term is used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

     "COMPANY" means Cadiz Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section
22(e)(3) of the Code, as determined by the Committee.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option, but in no event shall such price be less than the par value of the Common Stock.

     "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the Nasdaq National Market System, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by the Wall Street Journal, for the over-the-counter market; or

     (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

     "INSIDER" means an officer or director of the Company or other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "OPTION" means an option to purchase Shares of Common Stock of the Company pursuant to Section 5.

     "OPTION AGREEMENT" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

     "PARTICIPANT" means a person who receives an Option under the Plan.

     "PLAN" means this Cadiz Inc., 1998 Non-Qualified Stock
Option Plan, as amended from time to time.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means shares of the Company's Common Stock, $0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 14, and any security issued in respect thereto or in replacement therefor.

     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                        TABLE OF CONTENTS

1.   PURPOSE. . . . . . . . .  . . . . . . . . . . . . . . . . .1

2.   SHARES SUBJECT TO THE PLAN. . . . . . . . . . . . . . . . .1

     2.1  Number of Shares Available. . . . . . . . . . . . . . 1
     2.2  Adjustment of Shares. . . . . . . . . . . . . . . . . 1

3.   ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . 2

     3.1  Eligibility of Employees, Consultants
          and Independent Contractors;
          Non-Eligibility of Insiders. . . . . . . . . . . . . .2

4.   ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . .2

     4.1  Committee Authority. . . . . . . . . . . . . . . . . .2
     4.2  Committee Discretion . . . . . . . . . . . . . . . . .3
     4.3  Composition of Committee . . . . . . . . . . . . . . .3

5.   GRANT AND EXERCISE OF OPTIONS. . . . . . . . . . . . . . . 3

     5.1  Grant of Options. . . . . . . . . . . . . . . . . . . 3

          5.1.1Form of Option Grant. . . . . . . . . . . . . . .3
          5.1.2Date of Grant . . . . . . . . . . . . . . . . . .3
          5.1.3Exercise Period. . . . . . . . . . . . . . . . . 3
          5.1.4Exercise Price. . . . . . . . . . . . . . . . . .3
          5.1.5Method of Exercise. . . . . . . . . . . . . . . .4
          5.1.6Termination. . . . . . . . . . . . . . . . . . . 4
          5.1.7Limitations on Exercise. . . . . . . . . . . . . 4
          5.1.8Modification, Extension or Renewal. . . . . . . .4

     5.2  Accelerated Vesting. . . . . . . . . . . . . . . . . .4

6.   PAYMENT FOR SHARE PURCHASES. . . . . . . . . . . . . . . . 5

     6.1  Payment. . . . . . . . . . . . . . . . . . . . . . . .5

7.   TAX WITHHOLDING. . . . . . . . . . . . . . . . . . . . . . 6

     7.1  Withholding Generally. . . . . . . . . . . . . . . . .6

8.   PRIVILEGES OF STOCK OWNERSHIP. . . . . . . . . . . . . . . 6

     8.1  Voting and Dividends. . . . . . . . . . . . . . . . . 6
     8.2  Financial Statements. . . . . . . . . . . . . . . . . 6

9.   TRANSFERABILITY. . . . . . . . . . . . . . . . . . . . . . 6

10.  CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . .6

11.  EXCHANGE AND BUYOUT OF OPTIONS. . . . . . . . . . . . . . .7

12.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. . . . . . .7

13.  NO OBLIGATION TO EMPLOY. . . . . . . . . . . . . . . . . . 7

14.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. . . . . . . . .7

15.  ADOPTION. . . . . . . . . . . . . . . . . . . . . . . . . .8

16.  TERM OF PLAN. . . . . . . . . . . . . . . . . . . . . . . .8

17.  AMENDMENT OR TERMINATION OF PLAN. . . . . . . . . . . . . .9

18.  NONEXCLUSIVITY OF THE PLAN. . . . . . . . . . . . . . . . .9

19.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . 9

20.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . 9